FINANCIAL INCOME	12 Months Ended
Dec. 31, 2025
FINANCIAL INCOME
FINANCIAL INCOME

NOTE 24 - FINANCIAL INCOME

The balance of the financial income corresponds to the total amount, consisting of the sum of the balances, according to detail. The financial expenses are composed of discounts granted, bank expenditure, billing expenses, IOF, monetary variation, fines and interest on loans. Financial revenues comprise the amounts related to income on interest received and discounts obtained.

	For year ended		Change
	12/31/2025	12/31/2024	$	%
Financial Revenue
Interest	-	-	-	0%
Financial Expenses
IOF	(4)	(1)	(3)	252%
Banking Expenses	(39)	(554,970)	554,931	(100)%
Interest	(353,095)	(617,116)	264,020	(43)%
	(353,138)	(1,172,087)	818,949	(70)%